Exhibit 10.26 1 NEUROCRINE BIOSCIENCES, INC. EXECUTIVE SEVERANCE PLAN AND SUMMARY PLAN DESCRIPTION (Effective Date: February 7, 2025) 1. Introduction. The Neurocrine Biosciences, Inc. Executive Severance Plan (the “Plan”) is hereby established by the Compensation Committee (as defined below), effective upon the Effective Date written above. The purpose of the Plan is to provide assurances of specified severance benefits to a select group of key management personnel who are designated as eligible employees of the Company, based on the terms and conditions described in the Plan. The Plan is intended to be a top-hat “employee welfare benefit plan,” as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended. This document constitutes both the written instrument under which the Plan is maintained and the required summary plan description for the Plan. 2. Important Terms. To help you understand how the Plan works, it is important to know the following terms: 2.1 “Accrued Compensation” means the following, as applicable, as of the date of the Covered Employee’s termination of employment with the Company: the Covered Employee’s accrued but unpaid base salary, any vested benefits or compensation under any plans of the Company (other than pension and profit-sharing plans) in which such Covered Employee is a participant to the full extent of such Covered Employee’s rights under such plans, any accrued vacation pay and any appropriate business expenses incurred by the Covered Employee in connection with the Covered Employee’s duties to the Company. 2.2 “Administrator” means the Compensation Committee or another duly constituted committee of members of the Board and, following a Change in Control, the Representative. 2.3 “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. 2.4 “Board” means the Board of Directors of Neurocrine Biosciences, Inc. 2.5 “Cause” means the occurrence of any one or more of the following: (i) the Covered Employee’s intentional commission of an act, or intentional failure to act, that materially injures the business or reputation of the Company; (ii) the Covered Employee’s intentional refusal or intentional failure to act (excluding during period(s) of the Covered Employee’s physical or mental incapacity) in accordance with any lawful and proper direction or order of the Board, the Company’s Chief Executive Officer or the individual to whom the employee reports, if applicable; (iii) the Covered Employee’s material breach of the Covered Employee’s fiduciary, statutory, contractual or common law duties to the Company (including any material breach of the Covered Employee’s written employment agreement with the Company or the Company’s Proprietary Information and Inventions Agreement and including any material breach of the Company’s written policies that causes material harm to the Company); 2 (iv) the Covered Employee’s conviction of or plea of guilty or no contest to any felony or any crime involving dishonesty; or (v) the Covered Employee’s participation in any fraud or other act of willful misconduct against the Company; provided, however, that with respect to (i), (ii), and (iii) only, in the event that any of such events is reasonably capable of being cured, the Company shall provide written notice to the Covered Employee describing the nature of such event and the Covered Employee shall thereafter have ten (10) business days to cure such event. 2.6 “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Covered Employee in connection with any Severance Benefits under this Plan, such transaction also constitutes a Section 409A Change in Control: (i) Any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (hereinafter the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur; (ii) There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; (iii) The stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation; (iv) There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, 3 lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or (v) Individuals who, as of the Effective Date, are members of the Board (hereinafter the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, that, for this purpose, no individual initially elected or nominated as a member of the Board as a result of an actual or threatened election contest with respect to Board membership or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be a member of the Incumbent Board. Notwithstanding the foregoing or any other provision of this Plan the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. 2.7 “Change in Control Determination Period” means the time period beginning with the date on which a Change in Control occurs and ending twelve (12) months following the Change in Control. 2.8 “COBRA” has the meaning set forth in Section 4.1.2. 2.9 “COBRA Payment Period” has the meaning set forth in Section 4.1.2. 2.10 “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder. 2.11 “Company” means Neurocrine Biosciences, Inc., a Delaware corporation or, following a Change in Control, the surviving entity resulting from such event. 2.12 “Compensation Committee” means the Compensation Committee of the Board. 2.13 “Covered Employee” means a Tier 1 Covered Employee or Tier 2 Covered Employee. 2.14 “Disability” means the Covered Employee is prevented from performing the Covered Employee’s employment duties to the Company by reason of any physical or mental incapacity that results in the Covered Employee’s satisfaction of all requirements necessary to receive benefits under the Company’s long-term disability plan due to a total disability, as determined by the third-party long- term disability insurance carrier. 2.15 “Effective Date” means February 7, 2025. 2.16 “Entity” means a corporation, partnership, limited liability company or other entity. 4 2.17 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. 2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. 2.19 “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary, (ii) any employee benefit plan of the Company or any Subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities. 2.20 “Excise Tax” has the meaning set forth in Section 5.5. 2.21 “Involuntary Termination” means a termination of a Covered Employee’s employment with the Company under the circumstances described in Sections 4.1, 4.2, 4.3 or 4.4. 2.22 “Own,” “Owned,” “Owner,” or “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities. 2.23 “Payment” has the meaning set forth in Section 5.5. 2.24 “Reduced Amount” has the meaning set forth in Section 5.5. 2.25 “Release” has the meaning set forth in Section 5.1. 2.26 “Representative” means one or more members of the Compensation Committee or other persons or entities designated by the Compensation Committee prior to or in connection with a Change in Control that will have authority to administer and interpret the Plan upon and following the Change in Control as provided in Section 9. 2.27 “Resignation for Good Reason” or “Resigns for Good Reason” means the Covered Employee’s voluntary resignation of employment with the Company following the occurrence of any of the following events without the Covered Employee’s written consent: (i) assignment to, or withdrawal from, the Covered Employee of any duties or responsibilities that results in a material diminution in such Covered Employee’s authority, duties or responsibilities as in effect immediately prior to such change (excluding any diminution during period(s) of the Covered Employee’s physical or mental incapacity); (ii) a material reduction by the Company of the Covered Employee’s annual base salary (unless pursuant to a salary reduction program applicable generally to the Company’s similarly situated employees);

5 (iii) a relocation of such Covered Employee’s principal place of employment with the Company to a place that increases such Covered Employee’s one-way commute by more than 40 miles as compared to such Covered Employee’s then-current principal place of employment immediately prior to such relocation (excluding regular travel in the ordinary course of business); or (iv) a material breach by the Company of any provision of the Covered Employee’s written employment agreement with the Company, the Plan or any other enforceable written agreement between the Covered Employee and the Company; provided, however, that in any of the foregoing events described in (i) through (iv), the Covered Employee must first provide the Company with written notice specifying the condition giving rise to the Resignation for Good Reason within ninety (90) days following the initial existence of such condition; and the Covered Employee’s notice must specify that the Covered Employee intends to terminate such Covered Employee’s employment no earlier than 30 days after providing such notice, the Company must be given an opportunity to cure such condition within thirty (30) days following its receipt of such notice, and, if the Company fails to cure, the Covered Employee must terminate employment within thirty (30) days thereafter. 2.28 “Section 409A” means Section 409A of the Code and the final regulations and any guidance promulgated thereunder and any state law of similar effect. 2.29 “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). 2.30 “Separation from Service” has the meaning set forth in Section 7. 2.31 “Severance Benefits” means the compensation and other benefits the Covered Employee is eligible to receive pursuant to Section 4, subject to the terms and conditions of the Plan. 2.32 “Special Severance Payments” has the meaning set forth in Section 4.1.2. 2.33 “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%. 2.34 “Tier 1 Covered Employee” means the Company’s Chief Executive Officer who has been designated as a “Tier 1 Covered Employee” under the Plan by the Board or the Compensation Committee, as reflected in an effective written agreement between the Company and such Covered Employee. 2.35 “Tier 2 Covered Employee” means each “officer” of the Company as defined in Rule 16a-1 of the Securities Exchange Act of 1934, as amended (except for the Company’s Chief Executive Officer), who has been designated as a “Tier 2 Covered Employee” under the Plan by the Board or the Compensation Committee, as reflected in an effective written agreement between the Company and such Covered Employee. 6 3. Eligibility for Severance Benefits. An individual is eligible for Severance Benefits under the Plan, in the applicable amount set forth in Section 4, only if such individual is a Covered Employee on the date such individual experiences an Involuntary Termination, provided that for this purpose, if such Involuntary Termination is due to such individual’s Resignation for Good Reason, then any loss of such individual’s status as a Covered Employee that occurs in connection with a condition that forms a basis for such Resignation for Good Reason will be disregarded, such that such individual will be considered a Covered Employee on the date of such Involuntary Termination. 4. Severance Benefits. Upon cessation of a Covered Employee’s employment with the Company for any reason, the Company shall pay to the Covered Employee (or the Covered Employee’s beneficiaries or estate, as the case may be) all Accrued Compensation, which shall not be considered a Severance Benefit for purposes of this Plan. In addition, upon an Involuntary Termination, the Covered Employee will be eligible for Severance Benefits under the terms and conditions of this Section 4, as applicable and subject to the conditions set forth in Section 5 below. 4.1 Involuntary Termination Not in Connection with a Change in Control. If, at any time other than during the Change in Control Determination Period, the Company terminates such Covered Employee’s employment other than for Cause (and other than due to death or Disability), or such Covered Employee Resigns for Good Reason, then, subject to the Covered Employee’s compliance with Section 5, the Covered Employee shall receive the following Severance Benefits from the Company at the time set forth in the applicable Section below or in Section 6 below, as applicable: 4.1.1 Cash Severance Benefits. (a) The Covered Employee shall receive cash severance in the amount calculated as follows: [such Covered Employee’s annual base salary rate as in effect on the date of the Involuntary Termination (disregarding for this purpose any decrease in annual base salary that forms a basis for the Covered Employee’s Resignation for Good Reason) + such Covered Employee’s target annual incentive bonus for the year of termination] multiplied by (i) in the case of a Tier 1 Covered Employee, 1.5x; and (ii) in the case of a Tier 2 Covered Employee, 1x. Except as otherwise provided in Section 6, such severance payment shall be paid in a series of installments in accordance with the Company’s standard payroll practices over a period of (i) in the case of a Tier 1 Covered Employee, 18 months; and (ii) in the case of a Tier 2 Covered Employee, 12 months; provided, however, that any amounts that would otherwise be scheduled to be paid prior to the effective date of the Release shall instead accrue and be paid during the first payroll period following the effective date of the Release in accordance with Section 5, and all other payments shall be made as originally scheduled. (b) The Covered Employee shall receive a lump sum cash payment equal to the Covered Employee’s pro rata annual incentive bonus for the year in which the Involuntary Termination occurs, calculated by multiplying (i) the Covered Employee’s annual incentive bonus for the year in which the Involuntary Termination occurs, as determined by the Compensation Committee based on actual achievement of the applicable performance goals for such year and the Covered Employee’s target annual incentive bonus for such year, by (ii) a fraction, the numerator of which is the number of full months of employment by the Covered Employee in the year of termination and the denominator of which is twelve (12). Except as otherwise provided in Section 6 below, the amount described in this paragraph shall be paid in a lump sum at the time the Company determines actual achievement of the applicable performance goals for the annual incentive bonus program (or such earlier or later date as the Company determines appropriate), but no later than March 15 of the year following the year in which the Involuntary Termination occurred. 4.1.2 Payment in Respect of Benefits. If the Covered Employee timely elects continued group health plan continuation coverage under the Consolidated Omnibus Budget Reconciliation Act (hereinafter “COBRA”), the Company shall pay the Covered Employee’s premiums 7 on behalf of the Covered Employee for the Covered Employee’s continued coverage under the Company’s group health plans, including coverage for the Covered Employee’s eligible dependents, for (a) in the case of a Tier 1 Covered Employee, eighteen (18) months; and (b) in the case of a Tier 2 Covered Employee, twelve (12) months or, in any such case, until such earlier date on which the Covered Employee becomes eligible for health coverage from another employer or is otherwise no longer eligible for COBRA (hereinafter the “COBRA Payment Period”). Upon the conclusion of such period of insurance premium payments made by the Company, the Covered Employee will be responsible for the entire payment of premiums (or payment for the cost of coverage) required under COBRA for the duration of the Covered Employee’s eligible COBRA coverage period. Notwithstanding the foregoing, if the Covered Employee timely elects continued group health plan continuation coverage under COBRA and at any time thereafter the Company determines, in its sole discretion, that it cannot provide the COBRA premium benefits without potentially incurring financial costs or penalties under applicable law, then in lieu of paying the COBRA premiums on the Covered Employee’s behalf, the Company will instead pay the Covered Employee on the last day of each remaining month of the COBRA Payment Period a fully taxable cash payment equal to the COBRA premium for that month, subject to applicable tax withholding (such amount, hereinafter the “Special Severance Payments”). Such Special Severance Payments shall end upon expiration of the COBRA Payment Period. 4.1.3 Equity Vesting. The vesting and exercisability of the Covered Employee’s then outstanding time-vesting equity awards in respect of the Company’s common stock shall accelerate and become vested and exercisable (and lapse, in the case of reacquisition or repurchase rights) to the extent such awards were scheduled to vest under their terms based on the Covered Employee’s continued service over the: (a) fifteen (15)-month period, in the case of a Tier 1 Covered Employee; and (b) twelve (12)-month period, in the case of a Tier 2 Covered Employee, following the date of such Covered Employee’s Involuntary Termination. With respect to the Covered Employee’s then outstanding performance-vesting equity awards in respect of the Company’s common stock, such equity awards shall become vested to the extent, if any, that the Compensation Committee determines, in its sole discretion, that the applicable performance goals for such awards have been met as of the date of the Involuntary Termination. Subject to Section 5, the accelerated vesting described in this paragraph shall be effective as of the date of the Involuntary Termination. 4.2 Involuntary Termination in Connection with a Change in Control. If, at any time within the Change in Control Determination Period, the Company terminates such Covered Employee’s employment other than for Cause (and other than due to death or Disability), or such Covered Employee Resigns for Good Reason, then, subject to the Covered Employee’s compliance with Section 5 below, the Covered Employee shall receive the following Severance Benefits from the Company at the time set forth in the applicable Section below or in Section 6 below, as applicable: 4.2.1 Cash Severance Benefits. (a) The Covered Employee shall receive a lump sum cash payment in the amount calculated as follows: [such Covered Employee’s annual base salary rate as in effect on the date of the Involuntary Termination (disregarding for this purpose any decrease in annual base salary that forms a basis for the Covered Employee’s Resignation for Good Reason) + such Covered Employee’s target annual incentive bonus for the year of termination] multiplied by (i) in the case of a Tier 1 Covered Employee, 2x; and (ii) in the case of a Tier 2 Covered Employee, 1.5x. (b) The Covered Employee shall receive an additional lump sum cash payment equal to the Covered Employee’s pro rata target annual incentive bonus for the year of termination, calculated by multiplying (i) the Covered Employee’s target annual incentive bonus for the year of termination by (ii) a fraction, the numerator of which is the number of full months of employment by the Covered Employee in the year of termination and the denominator of which is twelve (12). 8 4.2.2 Payment in Respect of Benefits. The Covered Employee shall receive the benefits set forth in Section 4.1.2 above except that “eighteen (18) months” shall be replaced with “twenty-four (24) months” in the case of a Tier 1 Covered Employee and “twelve (12) months” shall be replaced with “eighteen (18) months” in the case of a Tier 2 Covered Employee. 4.2.3 Equity Vesting. Each of the Covered Employee’s then outstanding time- vesting equity awards in respect of the Company’s common stock shall accelerate and become vested and exercisable (and lapse, in the case of reacquisition or repurchase rights) as to 100% of the unvested shares subject to the equity award. With respect to the Covered Employee’s then outstanding performance- vesting equity awards in respect of the Company’s common stock, the vesting shall be deemed to be satisfied at the greater of (x) the target level of performance or (y) the actual level of performance measured in accordance with the applicable performance goals as of the date of the Involuntary Termination, as determined by the Compensation Committee (or Representative, as applicable) in its sole discretion. Subject to Section 5, the accelerated vesting described in this paragraph shall be effective as of the date of the Involuntary Termination. 4.3 Death. If a Covered Employee’s employment with the Company terminates due to the Covered Employee’s death, then the Covered Employee shall receive the following Severance Benefits from the Company at the time set forth in the applicable Section below or in Section 6 below, as applicable: 4.3.1 Equity Vesting. Each of the Covered Employee’s then outstanding time- vesting equity awards in respect of the Company’s common stock shall accelerate and become vested and exercisable (and lapse, in the case of reacquisition or repurchase rights) as to 100% of the unvested shares subject to the equity award. With respect to the Covered Employee’s then outstanding performance- vesting equity awards in respect of the Company’s common stock, the vesting shall be deemed to be satisfied at the greater of (x) the target level of performance or (y) the actual level of performance measured in accordance with the applicable performance goals as of the date of the Involuntary Termination, as determined by the Compensation Committee (or Representative, as applicable) in its sole discretion. Subject to Section 5, the accelerated vesting described in this paragraph shall be effective as of the date of the Involuntary Termination. 4.4 Disability. If a Covered Employee’s employment with the Company terminates due to Disability, then, subject to compliance with Section 5, the Covered Employee shall receive the following Severance Benefits from the Company at the time set forth in the applicable Section below or in Section 6 below, as applicable: 4.4.1 Equity Vesting. Each of the Covered Employee’s then outstanding time- vesting equity awards in respect of the Company’s common stock shall accelerate and become vested and exercisable (and lapse, in the case of reacquisition or repurchase rights) as to 100% of the unvested shares subject to the equity award. With respect to the Covered Employee’s then outstanding performance- vesting equity awards in respect of the Company’s common stock, the vesting shall be deemed to be satisfied at the greater of (x) the target level of performance or (y) the actual level of performance measured in accordance with the applicable performance goals as of the date of the Involuntary Termination, as determined by the Compensation Committee (or Representative, as applicable) in its sole discretion. Subject to Section 5, the accelerated vesting described in this paragraph shall be effective as of the date of the Involuntary Termination. 5. Conditions to Receipt of Severance Benefits. 5.1 Release Agreement. As a condition to receiving Severance Benefits under this Plan, each Covered Employee (or such Covered Employee’s estate, if applicable) will be required to sign a customary and standard waiver and release of all claims arising out of such Covered Employee’s

9 Involuntary Termination and employment with the Company and its Affiliates (hereinafter the “Release”), which will be provided by the Company substantially in the form attached hereto as Exhibit A, with such modifications the Company determines appropriate to comply with applicable law and circumstances. The Release will include specific information regarding the amount of time the Covered Employee will have to consider the terms of the Release and return the signed agreement to the Company, which period of time, in all cases, will comply with the requirements of the jurisdiction in which such Covered Employee resides. In no event will the period to return the Release be longer than fifty-five (55) days, inclusive of any revocation period set forth in the Release, following the Covered Employee’s Involuntary Termination. 5.2 Plan Benefits Supersede Prior Benefits. For each Covered Employee, this Plan shall supersede any change in control or severance benefit plan, policy or practice previously maintained by the Company with respect to a Covered Employee and any change in control or severance benefits in any individually negotiated employment contract or other agreement between the Company and a Covered Employee. Notwithstanding the foregoing, the Covered Employee’s outstanding equity awards covering the Company’s common stock shall remain subject to the terms of the applicable equity plan under which such awards were granted that may apply upon a Change in Control (or similar event) and no provision of this Plan shall be construed as to limit the actions that may be taken, or to violate the terms, thereunder. 5.3 Certain Reductions. The Administrator will reduce a Covered Employee’s Severance Benefits under the Plan by any other statutory severance obligations or contractual severance benefits, obligations for pay in lieu of notice, and any other similar benefits payable to the Covered Employee by the Company (or any successor thereto) that are due in connection with the Covered Employee’s termination and that are in the same form as the benefits provided under the Plan (e.g., equity award vesting credit). Without limitation, this reduction includes a reduction for any benefits required pursuant to (i) any applicable legal requirement, including, without limitation, the Worker Adjustment and Retraining Notification Act of 1988 and any similar state or local laws, (ii) a written employment, severance or equity award agreement with the Company, and (iii) any Company policy or practice providing for the Covered Employee to remain on the payroll for a limited period of time after being given notice of the termination of the Covered Employee’s employment. Reductions may be applied on a retroactive basis, with benefits previously provided being recharacterized as benefits pursuant to the Company’s statutory or other contractual obligations. The payments pursuant to the Plan are in addition to, and not in lieu of, any unpaid salary, bonuses or employee welfare benefits to which a Covered Employee may be entitled for the period ending with the Covered Employee’s termination. 5.4 Other Requirements. Upon termination of a Covered Employee’s employment for any reason, as a condition to receiving Severance Benefits under the Plan, such Covered Employee shall resign from all positions and terminate any relationships as an employee, advisor, officer or director with the Company and any of its affiliates, each effective on the date of termination, unless otherwise requested by the Administrator. A Covered Employee’s receipt of any Severance Benefits under the Plan will also be subject to the Covered Employee continuing to comply with the provisions of this Section 5 and the terms of any confidential information agreement, proprietary information and inventions agreement, any restrictive covenant agreement, any other similar agreement to the foregoing and such other appropriate agreement between the Covered Employee and the Company. Without limiting any of the foregoing, a Covered Employee will not be entitled to any Severance Benefits unless and until the Covered Employee returns to the Company all documents, records, apparatus, equipment and other physical property which is furnished to or obtained by the Covered Employee in the course of such Covered Employee’s employment with the Company. All such property shall be and remain the sole property of the Company. As a condition to receiving Severance Benefits under the Plan, a Covered Employee must not make or retain copies, reproductions or summaries of any such property. Benefits 10 under the Plan shall terminate immediately for a Covered Employee if such Covered Employee, at any time, materially breaches any such agreement or the provisions of this Section 5. 5.5 Section 280G. Any provision of the Plan to the contrary notwithstanding, if any payment or benefit (including payments or benefits pursuant to this Plan or otherwise) that the Covered Employee would or may receive from the Company or otherwise (hereinafter a “Payment”) would (1) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (2) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (hereinafter the “Excise Tax”), then such Payment shall be equal to the Reduced Amount. The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Covered Employee's receipt, on an after-tax basis, of the greater economic benefit notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting "parachute payments" is necessary so that the Payment equals the Reduced Amount, the Covered Employee shall have no rights to any additional payments and/or benefits, and reduction shall occur in the manner that results in the greatest economic benefit for the Covered Employee. If more than one method of reduction will result in the same economic benefit, the items so reduced will be reduced pro rata. In the event it is subsequently determined by the Internal Revenue Service that some portion of the Reduced Amount as determined pursuant to clause (x) in the preceding paragraph is subject to the Excise Tax, the Covered Employee agrees to promptly return to the Company a sufficient amount of the Payment so that no portion of the Reduced Amount is subject to the Excise Tax. For the avoidance of doubt, if the Reduced Amount is determined pursuant to clause (y) in the preceding paragraph, the Covered Employee will have no obligation to return any portion of the Payment pursuant to the preceding sentence. The foregoing calculations will be determined by the independent registered public accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the event described in Section 280G(b)(2)(A)(i) of the Code or such nationally recognized independent registered public accounting firm chosen by the Company. The Company will bear all expenses with respect to the determinations by such independent registered public accounting firm required to be made hereunder. Any good faith determinations of the independent registered public accounting firm made hereunder will be final, binding and conclusive upon the Company and the Covered Employee. 6. Timing of Severance Benefits. Subject to any delay required by Section 7 below, lump sum cash Severance Benefits described in Sections 4.2.1(a) and 4.2.1(b) above will be paid within thirty (30) days of the Release becoming effective and irrevocable; provided, however, that such cash Severance Benefits shall in any event be paid by March 15 of the year following the year in which the Involuntary Termination occurs. With respect to the Severance Benefits described in Section 4.1.1(a) above, notwithstanding the payment schedule described therein, if any amount under such section is exempt from Section 409A or such amount may otherwise be paid in a lump sum upon such Involuntary Termination without causing adverse tax consequences under Section 409A, then the Company shall pay any such amount under Section 4.4.1(a) in a lump sum (instead of in the form of installments) within the sixty (60)- day period measured from the date of the Covered Employee’s Involuntary Termination. With respect to the Severance Benefits described in Sections 4.1.2 and 4.2.2 above, notwithstanding the payment schedule described therein, the Company may, in its sole discretion, choose to pay such amounts to the Covered Employee in a fully taxable lump sum cash payment (instead of in the form of installments) to be paid within the sixty (60)-day period measured from the date of the Covered Employee’s Involuntary Termination, provided that such amount may be paid without causing adverse tax consequences under Section 409A. With respect to all Severance Benefits, if the period to return the Release (including the 11 Release revocation period) crosses two (2) calendar years, the Severance Benefits will be paid or commence payment, as applicable, in the second of the two years, if and to the extent necessary to avoid taxation under Section 409A. In the event of a Covered Employee’s Involuntary Termination, the Covered Employee’s then-outstanding equity awards in respect of the Company’s common stock shall remain outstanding following such Involuntary Termination as necessary to give effect to the intent of Sections 4.1.3, 4.2.3, 4.3.1 and 4.4.1. 7. Section 409A. It is intended that all of the benefits and amounts payable under the Plan satisfy, to the greatest extent possible, an exemption from the application of Section 409A, and the Plan will be construed to the greatest extent possible as consistent with those provisions, and to the extent not so exempt, the Plan (and any definitions hereunder) will be construed in a manner that complies with Section 409A, and any ambiguities herein shall be interpreted accordingly. Specifically, the severance benefits under the Plan are intended to satisfy the exemptions from application of Section 409A provided under Treasury Regulations Sections 1.409A-1(b)(4), 1.409A-1(b)(5) and 1.409A-1(b)(9), as applicable, and each installment of severance benefits, if any, is a separate “payment” for purposes of Treasury Regulations Section 1.409A-2(b)(2)(i). Severance benefits under the Plan shall not commence until a Covered Employee has a “separation from service” within the meaning of Treasury Regulations Section 1.409A-1(h), without regard to any alternative definition thereunder (a “Separation from Service”), unless otherwise permitted without causing adverse tax consequences under Section 409A. Notwithstanding any provision to the contrary in this Plan, if a Covered Employee is deemed by the Company at the time of Separation from Service to be a “specified employee” for purposes of Code Section 409A(a)(2)(B)(i), and if any of the payments upon Separation from Service set forth herein and/or under any other agreement with, or plan maintained by, the Company are deemed to be “deferred compensation,” then to the extent delayed commencement of any portion of such payments is required in order to avoid a prohibited distribution under Code Section 409A(a)(2)(B)(i) and the related adverse taxation under Section 409A, such payments shall not be provided to the Covered Employee prior to the earliest of (i) the first date following expiration of the six (6)-month period following the date of the Covered Employee’s Separation from Service with the Company, (ii) the date of the Covered Employee’s death or (iii) such earlier date as permitted under Section 409A without the imposition of adverse taxation. Upon the first business day following the expiration of such applicable Code Section 409A(a)(2)(B)(i) period, all payments deferred pursuant to this paragraph shall be paid in a lump sum to the Covered Employee, and any remaining payments due shall be paid as otherwise provided herein or in the applicable agreement. Except to the minimum extent that payments must be delayed because the Covered Employee is a “specified employee” or until the effectiveness of the Release described in Section 5, all severance amounts will be paid as soon as practicable in accordance with the Plan and the Company’s normal payroll practices. No interest shall be due on any amounts so deferred. In no event shall the Company be liable for taxes or penalties imposed on the Covered Employee under Section 409A. 8. Withholding. The Company will withhold from any Severance Benefits all federal, state, local and other taxes required to be withheld therefrom and any other required payroll deductions. 9. Administration. The Plan will be administered and interpreted by the Administrator (in their, his or her sole discretion). The Administrator is the “named fiduciary” of the Plan for purposes of ERISA and will be subject to the fiduciary standards of ERISA when acting in such capacity. Any decision made or other action taken by the Administrator prior to a Change in Control with respect to the Plan, and any interpretation by the Administrator prior to a Change in Control of any term or condition of the Plan, or any related document, will be conclusive and binding on all persons and be given the maximum possible deference allowed by law. Following a Change in Control, any decision made or other action taken by the Administrator with respect to the Plan, and any interpretation by the 12 Administrator of any term or condition of the Plan, or any related document that (i) does not affect the benefits payable under the Plan shall not be subject to review unless found to be arbitrary and capricious, or (ii) does affect the benefits payable under the Plan shall not be subject to review unless found to be unreasonable or not to have been made in good faith. 10. Amendment or Termination. The Company, by action of the Administrator, reserves the right to amend or terminate the Plan at any time, provided that (i) any amendment or termination of the Plan will be in writing and (ii) the Company may not, without a Covered Employee’s written consent, amend or terminate the Plan in any way, nor take any other action that reduces or alters to the detriment of the Covered Employee the Severance Benefits payable, or potentially payable, to a Covered Employee under the Plan (including, without limitation, imposing additional conditions or modifying the timing of payment). Any action of the Company in amending or terminating the Plan will be taken in a non- fiduciary capacity. For the avoidance of doubt, in the event a Change in Control occurs during the term of the Plan, the Plan shall not terminate until the Change in Control Determination Period has expired and any benefits payable have been paid. 11. Claims Procedure. Claims for benefits under the Plan shall be administered in accordance with Section 503 of ERISA and the Department of Labor Regulations thereunder. Any employee or other person who believes he or she is entitled to any payment under the Plan (a “claimant”) may submit a claim in writing to the Administrator within 90 days of the earlier of (i) the date the claimant learned the amount of their Severance Benefits under the Plan, or (ii) the date the claimant learned that such claimant will not be entitled to any benefits under the Plan. In determining claims for benefits, the Administrator or its delegate has the authority to interpret the Plan, to resolve ambiguities, to make factual determinations, and to resolve questions relating to eligibility for and amount of benefits. If the claim is denied (in full or in part), the claimant will be provided a written notice explaining the specific reasons for the denial and referring to the provisions of the Plan on which the denial is based. The notice will also describe any additional information or material that the Administrator needs to complete the review and an explanation of why such information or material is necessary and the Plan’s procedures for appealing the denial and the time limits applicable to such procedures (including a statement of the applicant’s right to bring a civil action under Section 502(a) of ERISA following a denial on review of the claim, as described below). The denial notice will be provided within 90 days after the claim is received. If special circumstances require an extension of time (up to 90 days), written notice of the extension will be given to the claimant (or representative) within the initial 90-day period. This notice of extension will indicate the special circumstances requiring the extension of time and the date by which the Administrator expects to render its decision on the claim. If the extension is provided due to a claimant’s failure to provide sufficient information, the time frame for rendering the decision is tolled from the date the notification is sent to the claimant about the failure to the date on which the claimant responds to the request for additional information. The Administrator has delegated the claims review responsibility to the Company’s Chief Financial Officer or such other individual designated by the Administrator, except in the case of a claim filed by or on behalf of the Company’s Chief Financial Officer or such other individual designated by the Administrator, in which case, the claim will be reviewed by the Company’s Chief Executive Officer. 12. Appeal Procedure. If the claimant’s claim is denied, in whole or in part, the claimant (or such claimant’s authorized representative) may apply in writing to an appeals official appointed by the Administrator (which may be a person, committee or other entity) for a review of the decision denying the claim. Review must be requested within 60 days following the date the claimant received the written notice of their claim denial or else the claimant loses the right to review. A request for review must set forth all of the grounds on which it is based, all facts in support of the request, and any other matters that the claimant feels are pertinent. In connection with the request for review, the claimant (or representative) has the right to review and obtain copies of all documents, records and other information

13 relevant to the claim, upon request and at no charge, and to submit written comments, documents, records and other information relevant to his or her claim. The review shall take into account all comments, documents, records and other information submitted by the claimant (or representative) relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The appeals official will provide written notice of its decision on review within 60 days after it receives a review request. If special circumstances require an extension of time (up to 60 days), written notice of the extension will be given to the claimant (or representative) within the initial 60-day period. This notice of extension will indicate the special circumstances requiring the extension of time and the date by which the appeals official expects to render its decision. If the extension is provided due to a claimant’s failure to provide sufficient information, the time frame for rendering the decision on review is tolled from the date the notification is sent to the claimant about the failure to the date on which the claimant responds to the request for additional information. If the claim is denied (in full or in part) upon review, the claimant will be provided a written notice explaining the specific reasons for the denial and referring to the provisions of the Plan on which the denial is based. The notice shall also include a statement that the claimant will be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim and a statement regarding the claimant’s right to bring an action under Section 502(a) of ERISA. 13. Judicial Proceedings. No judicial proceeding shall be brought to recover benefits under the Plan until the claims procedures described in Sections 11 and 12 have been exhausted and the Plan benefits requested have been denied in whole or in part. Notwithstanding the foregoing, if the Administrator does not respond to a claim or appeal within the relevant time limits specified in Sections 12 and 13, the claimant may bring legal action for benefits under the Plan pursuant to Section 502(a) of ERISA. If any judicial proceeding is undertaken to further appeal the denial of a claim or bring any other action under ERISA (other than a breach of fiduciary duty claim), the evidence presented shall be strictly limited to the evidence timely presented to the Administrator or its delegate, unless any new evidence has since been uncovered following completion of the claims procedures described in Sections 11 and 12. In addition, any such judicial proceeding must be filed within one year after the claimant’s receipt of notification that his or her appeal was denied in the United States District Court for the Southern District of California. 14. Source of Payments. All Severance Benefits (other than any Severance Benefits providing for the vesting or exercisability of equity awards) will be paid in cash from the general funds of the Company; no separate fund will be established under the Plan, and the Plan will have no assets. No right of any person to receive any payment under the Plan will be any greater than the right of any other general unsecured creditor of the Company. 15. Inalienability. In no event may any current or former employee of the Company or any of its Affiliates sell, transfer, anticipate, assign or otherwise dispose of any right or interest under the Plan. At no time will any such right or interest be subject to the claims of creditors nor liable to attachment, execution or other legal process. 16. No Enlargement of Employment Rights. Neither the establishment nor maintenance of the Plan, any amendment of the Plan, nor the making of any benefit payment hereunder, will be construed to confer upon any individual any right to be continued as an employee of the Company. The Company expressly reserves the right to discharge any of its employees at any time, with or without cause. However, as described in the Plan, a Covered Employee may be entitled to benefits under the Plan depending upon the circumstances of his or her termination of employment. 17. Successors. Any successor to the Company of all or substantially all of the Company’s business and/or assets (whether direct or indirect and whether by purchase, merger, consolidation, 14 liquidation or otherwise) will assume the obligations under the Plan and agree expressly to perform the obligations under the Plan in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under the Plan, the term “Company” will include any successor to the Company’s business and/or assets which become bound by the terms of the Plan by operation of law, or otherwise. 18. Applicable Law. The provisions of the Plan will be construed, administered and enforced in accordance with ERISA. To the extent ERISA is not applicable, the provisions of the Plan will be governed by the internal substantive laws of the State of Delaware, and construed accordingly, without giving effect to principles of conflicts of laws. 19. Severability. If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability will not affect any other provision of the Plan, and the Plan will be construed and enforced as if such provision had not been included. 20. Headings. Headings in the Plan document are for purposes of reference only and will not limit or otherwise affect the meaning hereof. 21. Indemnification. The Company hereby agrees to indemnify and hold harmless the officers and employees of the Company, and the members of its Board, from all losses, claims, costs or other liabilities arising from their acts or omissions in connection with the administration, amendment or termination of the Plan, to the maximum extent permitted by applicable law. This indemnity will cover all such liabilities, including judgments, settlements and costs of defense. The Company will provide this indemnity from its own funds to the extent that insurance does not cover such liabilities. This indemnity is in addition to and not in lieu of any other indemnity provided to such person by the Company. 22. Additional Information. Plan Name: Neurocrine Biosciences, Inc. Executive Severance Plan Plan Sponsor: Neurocrine Biosciences, Inc. 6027 Edgewood Bend Court San Diego, California 92130 (858) 617-7600 Identification Numbers: EIN: 33-0525145 PLAN NUMBER: 520 Plan Year: Company’s Fiscal Year ending December 31 Plan Administrator: Compensation Committee Neurocrine Biosciences, Inc. 6027 Edgewood Bend Court San Diego, California 92130 (858) 617-7600 Agent for Service of Legal Process: Neurocrine Biosciences, Inc. Chief Legal Officer 15 6027 Edgewood Bend Court San Diego, California 92130 (858) 617-7600 Service of process may also be made upon the Administrator. Type of Plan: Executive Severance Plan/Employee Welfare Benefit Plan Plan Costs: The cost of the Plan is paid by the Employer. 23. Statement of Covered Employee ERISA Rights. As a Covered Employee under the Plan, you have certain rights and protections under ERISA: (a) You may examine (without charge), at the Administrator’s office and at other specified locations, all documents governing the Plan, and a copy of the latest annual report (Form 5500 Series), if applicable, filed with the U.S. Department of Labor. These Plan documents are available for your review at the Company’s offices located at 6027 Edgewood Bend Ct., San Diego, CA 92130. (b) You may obtain copies of all documents governing the Plan and a copy of the latest annual report (Form 5500 Series), if applicable, filed with the U.S. Department of Labor upon written request to the Administrator at no charge. In addition to creating rights for Covered Employees, ERISA imposes duties upon the people who are responsible for the operation of the Plan. The people who operate the Plan (called “fiduciaries”) have a duty to do so prudently and in the interests of you and the other Covered Employees. No one, including the Company or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a benefit under the Plan or exercising your rights under ERISA. If your claim for a severance benefit is denied, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules. (The claim review procedure is explained in Sections 11 and 12 above.) Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request a copy of Plan documents and do not receive them within thirty days, you may file suit in a federal court. In such a case, the court may require the Administrator to provide the materials and to pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Administrator. If you have a claim which is denied or ignored, in whole or in part, you may file suit in a federal court. If it should happen that you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous. If you have any questions regarding the Plan, please contact the Administrator or the Company’s Chief Legal Officer. If you have any questions about this statement or about your rights under ERISA, or you need assistance in obtaining documents from the Administrator, you may contact the nearest office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory, or the Division of Technical Assistance and Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W. Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration at 1-866-444-3272. 16 Exhibit A GENERAL RELEASE Pursuant to the terms of the Neurocrine Biosciences, Inc. Executive Severance Plan (the “Plan”), Neurocrine Biosciences, Inc. (the “Company”) and --- (“Executive”) hereby enter into the following General Release (the “Release”) as a condition of Executive’s receipt of Severance Benefits under the Plan. Terms used but not defined herein shall have the meaning given to them in the Plan: 1. Separation of Employment. Executive understands and acknowledges that Executive’s employment separation date was [DATE] (the “Separation Date”). Executive hereby also resigns from all positions and terminates all relationships as an employee, advisor, officer or director with the Company and any of its affiliates, each effective on the Separation Date. Executive understands and acknowledges that if Executive complies with the obligations set forth in the Plan and this Release, the Company shall provide Executive with the Severance Benefits set forth in Section [X] of the Plan. 2. Accrued Compensation. Executive understands that, on the last date of Executive’s employment with the Company, the Company will pay Executive any Accrued Compensation to which Executive is entitled by law, regardless of whether Executive signs this Release. 3. General Release. Executive hereby generally and completely releases the Company and its past, present, and future directors, officers, employees, shareholders, partners, agents, attorneys, predecessors, successors, parent and subsidiary entities, insurers, affiliates, and assigns (collectively the “Released Parties”) of and from any and all claims, liabilities and obligations, both known and unknown, arising out of or in any way related to events, acts, conduct, or omissions occurring at any time prior to or at the time that Executive signs this Release (the “Released Claims”). 4. Scope of Release. The Released Claims include, but are not limited to: (1) all claims arising out of or in any way related to Executive’s employment with the Company or the termination of that employment; (2) all claims related to Executive’s compensation or benefits from the Company, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership or equity interests in the Company; (3) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing (including claims based on or arising under the Agreement); (4) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (5) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990, [the federal Age Discrimination in Employment Act (as amended) (“ADEA”),] the federal Family and Medical Leave Act, the California Labor Code (as amended), the California Family Rights Act, and the California Fair Employment and Housing Act (as amended). Executive acknowledges that Executive has been advised, as required by

17 California Government Code Section 12964.5(b)(4), that Executive has the right to consult an attorney regarding this Release and that Executive was given a reasonable time period of not less than five (5) business days in which to do so. Executive further acknowledges and agrees that, in the event Executive signs this Release prior to the end of the reasonable time period provided by the Company, Executive’s decision to accept such shortening of time is knowing and voluntary and is not induced by the Company through fraud, misrepresentation, or a threat to withdraw or alter the offer prior to the expiration of the reasonable time period, or by providing different terms to employees who sign such an agreement prior to the expiration of the time period. 5. ADEA Waiver.1 Executive acknowledges that Executive is knowingly and voluntarily waiving and releasing any rights Executive may have under the ADEA, and that the consideration given for the waiver and release in the preceding paragraph is in addition to anything of value to which Executive is already entitled. Executive further acknowledges that Executive has been advised by this writing that: (1) Executive’s waiver and release do not apply to any rights or claims that may arise after the date Executive signs this Release; (2) Executive should consult with an attorney prior to signing this Release (although Executive may choose voluntarily not to do so); (3) Executive has twenty-one (21) days to consider this Release (although Executive may choose voluntarily to sign it earlier); (4) Executive has seven (7) days following the date Executive signs this Release to revoke it by providing written notice of revocation to the Company’s Chief Executive Officer; and (5) this Release will not be effective until the date upon which the revocation period has expired, which will be the eighth calendar day after the date Executive signs it provided that Executive does not revoke it (the “Effective Date”). 6. Section 1542 Waiver. EXECUTIVE UNDERSTANDS THAT THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. Executive acknowledges that Executive has read and understands Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” Executive hereby expressly waives and relinquishes all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction with respect to Executive’s respective release of claims herein, including but not limited to Executive’s release of unknown and unsuspected claims. 7. Excluded Claims. Executive understands that notwithstanding the foregoing, the following are not included in the Released Claims (the “Excluded Claims”): (i) any rights or claims for indemnification Executive may have pursuant to any written indemnification agreement to which Executive is a party, the charter, bylaws, or operating agreements of any of the Released Parties, or under applicable law; (ii) any rights which are not waivable as a matter of law; or (iii) any claims arising from the breach of this Release by the Company. Executive hereby represents and warrants that Executive is not aware of any claims he has or might have against any of the Released Parties that are not included in the Released Claims. 1 NTD: To be updated in the event signatory is under age 40. 18 8. Protected Rights. Executive understands that nothing in this Release limits Executive’s ability to file a charge or complaint with the Equal Employment Opportunity Commission, the Department of Labor, the National Labor Relations Board, the Occupational Safety and Health Administration, the California Civil Rights Department, the Securities and Exchange Commission or any other federal, state or local governmental agency or commission (“Government Agencies”). Executive further understands this Release does not limit Executive’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. While this Release does not limit Executive’s right to receive an award for information provided to any Government Agencies, Executive understands and agrees that, to maximum extent permitted by law, Executive is otherwise waiving any and all rights Executive may have to individual relief based on any claims that Executive has released and any rights Executive has waived by signing this Release. Nothing in this Release (i) prevents Executive from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Executive has reason to believe is unlawful; or (ii) engaging in any other legally protected activity. Executive hereby represents and warrants that, as of the Effective Date, Executive has not filed any claims, complaints, or actions of any kind against the Released Parties with any court of law or reported any such claims to any Government Agencies. 9. Executive Representations. Executive hereby represents that Executive has been paid all compensation owed and for all hours worked; Executive has received all the leave and leave benefits and protections for which Executive is eligible, pursuant to the Family and Medical Leave Act, the California Family Rights Act, or otherwise; and Executive has not suffered any on-the-job injury for which Executive has not already filed a workers’ compensation claim. 10. Nondisparagement. Executive agrees not to disparage the Released Parties in any manner likely to be harmful to its or their business, business reputation, or personal reputation (although Executive may respond accurately and fully to any question, inquiry or request for information as required by legal process). The Company agrees that it shall instruct its current directors and officers not to disparage Executive in any manner likely to be harmful to Executive’s business reputation or personal reputation (although such individuals may respond accurately and fully to any question, inquiry or request for information as required by legal process). Additionally, nothing herein restricts Executive or any other person from engaging in any conduct as permitted by the “Protected Rights” section of this Release. 11. Continuing Obligations. Executive acknowledges and reaffirms Executive’s continuing obligations under Executive’s Proprietary Information and Inventions Agreement, which is incorporated herein by reference, and agrees to abide by those continuing obligations. 12. Cooperation. Executive agrees not to voluntarily (except in response to legal compulsion) assist any third party in bringing or pursuing any proposed or pending litigation, arbitration, administrative claim or other formal proceeding against the other party, or against the Company’s parent or subsidiary entities, affiliates, officers, directors, employees or agents. Executive further agrees to reasonably cooperate with the other party, by voluntarily (without legal compulsion) providing accurate and complete information, in connection with such other 19 party’s actual or contemplated defense, prosecution, or investigation of any claims or demands by or against third parties, or other matters, arising from events, acts, or failures to act that occurred during the period of Executive’s employment by the Company. 13. No Admission of Liability. The parties agree that this Release, and performance of the acts required by it, does not constitute an admission of liability, culpability, negligence or wrongdoing on the part of anyone, and will not be construed for any purpose as an admission of liability, culpability, negligence or wrongdoing by any party and/or by any party’s current, former or future parents, subsidiaries, related entities, predecessors, successors, officers, directors, shareholders, agents, employees and assigns. The parties specifically acknowledge and agree that this Release is a compromise of disputed claims and that the Company denies any liability for any matter released herein. 14. General Terms. This Release constitutes the complete, final and exclusive embodiment of the entire agreement between Executive and the Company with regard to its subject matter. It is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein, and it supersedes any other such promises, warranties or representations. This Release may not be modified or amended except in a writing signed by both Executive and a duly authorized officer of the Company. This Agreement will bind the heirs, personal representatives, successors and permitted assigns of both Executive and the Company, and inure to the benefit of both Executive and the Company, their heirs, successors and permitted assigns. The Company may freely assign this Release without Executive’s prior written consent. Executive may not assign any of Executive’s rights or duties hereunder. If any provision of this Release is determined to be invalid or unenforceable, in whole or in part, this determination will not affect any other provision of this Release and the provision in question will be modified so as to be rendered enforceable. This Release will be deemed to have been entered into and will be construed and enforced in accordance with the laws of the State of California without regard to conflict of laws principles. Any ambiguity in this Release shall not be construed against either party as the drafter. Any waiver of a breach of this Release shall be in writing and shall not be deemed to be a waiver of any successive breach. This Release may be executed in counterparts which shall be deemed to be part of one original, and facsimile and electronic image signatures (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, or other applicable law) shall be equivalent to original signatures. NEUROCRINE BIOSCIENCES, INC.: EXECUTIVE: By: By: Date: Date: